    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 4, 1998
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         ------------------------------

        JACOR COMMUNICATIONS, INC.                 JACOR COMMUNICATIONS COMPANY
(Exact name of registrant as specified in   (Exact name of registrant as specified in
               its charter)                                its charter)

          DELAWARE               31-0978313                FLORIDA                59-2054850
(STATE OR OTHER JURISDICTION  (I.R.S. EMPLOYER   (STATE OR OTHER JURISDICTION  (I.R.S. EMPLOYER
             OF                IDENTIFICATION                 OF                IDENTIFICATION
      INCORPORATION OR              NO.)               INCORPORATION OR              NO.)
       ORGANIZATION)                                    ORGANIZATION)

BROADCAST FINANCE, INC.                                                            OHIO                     31-1390698
CINE FILMS, INC.                                                                   CALIFORNIA               95-2945526
CINE GUARANTORS, INC.                                                              CALIFORNIA               95-2677644
CINE GUARANTORS II, INC.                                                           CALIFORNIA               95-2960196
CINE GUARANTORS II, LTD.                                                           CANADA                   NOT APPLICABLE
CINE MOBILE SYSTEMS INT'L. N.V.                                                    ANTILLE                  NOT APPLICABLE
CINE MOVIL S.A. DE C.V.                                                            MEXICO                   NOT APPLICABLE
CITICASTERS CO.                                                                    OHIO                     31-1081002
GACC-N26LB, INC.                                                                   DELAWARE                 31-1231527
GREAT AMERICAN MERCHANDISING GROUP, INC.                                           NEW YORK                 13-2658721
GREAT AMERICAN TELEVISION PRODUCTIONS, INC.                                        CALIFORNIA               31-1019819
INMOBILIARIA RADIAL, S.A. DE C.V.                                                  MEXICO                   NOT APPLICABLE
JACOR BROADCASTING CORPORATION                                                     OHIO                     31-1363232
JACOR BROADCASTING OF ATLANTA, INC.                                                GEORGIA                  31-1133504
JACOR BROADCASTING OF CHARLESTON, INC.                                             DELAWARE                 57-1030503
JACOR BROADCASTING OF COLORADO, INC.                                               COLORADO                 31-1212116
JACOR BROADCASTING OF DENVER, INC.                                                 CALIFORNIA               33-0250362
JACOR BROADCASTING OF FLORIDA, INC.                                                FLORIDA                  31-1102108
JACOR BROADCASTING OF KANSAS CITY, INC.                                            DELAWARE                 43-1722735
JACOR BROADCASTING OF LAS VEGAS, INC.                                              DELAWARE                 61-1263208
JACOR BROADCASTING OF LAS VEGAS II, INC.                                           DELAWARE                 31-1506631
JACOR BROADCASTING OF LOUISVILLE, INC.                                             DELAWARE                 61-1257881
JACOR BROADCASTING OF LOUISVILLE II, INC.                                          DELAWARE                 31-1506626
JACOR BROADCASTING OF SALT LAKE CITY, INC.                                         DELAWARE                 87-0546502
JACOR BROADCASTING OF SALT LAKE CITY II, INC.                                      DELAWARE                 31-1506618
JACOR BROADCASTING OF SAN DIEGO, INC.                                              DELAWARE                 31-1440011
JACOR BROADCASTING OF SARASOTA, INC.                                               FLORIDA                  31-1468564
JACOR BROADCASTING OF ST. LOUIS, INC.                                              DELAWARE                 33-0294761
JACOR BROADCASTING OF TAMPA BAY, INC.                                              FLORIDA                  31-1234979
JACOR BROADCASTING OF TOLEDO, INC.                                                 CALIFORNIA               30-0200806
JACOR BROADCASTING OF YOUNGSTOWN, INC.                                             OHIO                     34-1308506
JACOR CABLE, INC.                                                                  KENTUCKY                 31-1273897
JACOR LICENSEE OF CHARLESTON, INC.                                                 DELAWARE                 57-1031405
JACOR LICENSEE OF KANSAS CITY, INC.                                                DELAWARE                 43-1724459
JACOR LICENSEE OF LAS VEGAS, INC.                                                  DELAWARE                 88-0345737
JACOR LICENSEE OF LAS VEGAS II, INC.                                               DELAWARE                 31-1506613
JACOR LICENSEE OF LOUISVILLE, INC.                                                 DELAWARE                 61-1289758
JACOR LICENSEE OF LOUISVILLE II, INC.                                              DELAWARE                 31-1506609
JACOR LICENSEE OF SALT LAKE CITY, INC.                                             DELAWARE                 87-0546823
JACOR LICENSEE OF SALT LAKE CITY II, INC.                                          DELAWARE                 31-1506621
JACOR/PREMIERE HOLDING, INC.                                                       DELAWARE                 95-4523968
JBSL, INC.                                                                         MISSOURI                 43-1735433
LOCATION PRODUCTIONS, INC.                                                         CALIFORNIA               95-2556702
LOCATION PRODUCTIONS II, INC.                                                      CALIFORNIA               95-2945537
MULTIVERSE ACQUISITION CORP.                                                       DELAWARE                 61-1316387
NOBLE BROADCAST CENTER, INC.                                                       CALIFORNIA               33-0189045
NOBLE BROADCAST GROUP, INC.                                                        DELAWARE                 33-0215206
NOBLE BROADCAST HOLDINGS, INC.                                                     DELAWARE                 33-0492627
NOBLE BROADCAST LICENSES, INC.                                                     CALIFORNIA               34-1794221
NOBLE BROADCAST OF SAN DIEGO, INC.                                                 CALIFORNIA               95-3230874
NOBRO, S.C.                                                                        MEXICO                   NOT APPLICABLE
NOVA MARKETING GROUP, INC.                                                         CALIFORNIA               33-0578898
NSN NETWORK SERVICES, LTD.                                                         DELAWARE                 31-1125479
PREMIERE RADIO NETWORKS, INC.                                                      DELAWARE                 95-4083971
RADIO-ACTIVE MEDIA, INC.                                                           DELAWARE                 31-1511358
SPORTS RADIO BROADCASTING, INC.                                                    CALIFORNIA               33-0525378
SPORTS RADIO, INC.                                                                 CALIFORNIA               95-4350343
THE SY FISCHER COMPANY AGENCY, INC.                                                CALIFORNIA               95-2792659
VTTV PRODUCTIONS                                                                   CALIFORNIA               31-0924795
WHOK, INC.                                                                         OHIO                     34-1092716

                                                                           (STATE OR OTHER JURISDICTION  (I.R.S. EMPLOYER
                                                                               OF INCORPORATION OR        IDENTIFICATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)                            ORGANIZATION)                NO.)
-------------------------------------------------------------------------  ----------------------------  -----------------

                                                                      (CONTINUED
                                                                   ON NEXT PAGE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(CONTINUED FROM PREVIOUS PAGE)

                         50 EAST RIVERCENTER BOULEVARD
                                   12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                              R. CHRISTOPHER WEBER
                           JACOR COMMUNICATIONS, INC.
                         50 EAST RIVERCENTER BOULEVARD
                                   12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267
                              (606) 655-9345 (FAX)
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                         ------------------------------

                          COPIES OF COMMUNICATIONS TO:

 RICHARD G. SCHMALZL, ESQ.
  DOUGLAS D. ROBERTS, ESQ.                   GREGG A. NOEL, ESQ.
  GRAYDON, HEAD & RITCHEY          SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
  1900 FIFTH THIRD CENTER             300 SOUTH GRAND AVENUE, SUITE 3400
   CINCINNATI, OHIO 45202               LOS ANGELES, CALIFORNIA 90071
       (513) 621-6464                           (213) 687-5000
    (513) 651-3836 (FAX)                     (213) 687-5600 (FAX)

                         ------------------------------

    Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or investment reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ File No. 333-40127

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                         PROPOSED MAXIMUM    PROPOSED MAXIMUM
              TITLE OF EACH CLASS OF                    AMOUNT TO         OFFERING PRICE        AGGREGATE           AMOUNT OF
           SECURITIES TO BE REGISTERED                BE REGISTERED        PER SECURITY       OFFERING PRICE     REGISTRATION FEE
Common Stock of Jacor Communications, Inc.........    845,586 shares          $50.50           $42,702,126           $12,598

                         ------------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The Registrants hereby incorporate by reference into this Registration Statement on Form S-3 in its entirety the Omnibus Shelf Registration Statement on Form S-3 (File No. 333-40127), as amended and supplemented, declared effective on November 26, 1997 by the Securities and Exchange Commission (the "Omnibus Shelf Registration Statement"), and the related Post-Effective Amendment No. 1 to Form S-3 Registration Statement declared effective on January 23, 1998.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR COMMUNICATIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT AND TREASURER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:
/s/ RANDY MICHAELS                        /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
CHIEF EXECUTIVE OFFICER AND DIRECTOR      SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND ASSISTANT SECRETARY
/s/ ROBERT L. LAWRENCE*                   /s/ ROD F. DAMMEYER*
--------------------------------------    --------------------------------------
Robert L. Lawrence                        Rod F. Dammeyer
PRESIDENT, CHIEF OPERATING OFFICER AND    DIRECTOR
DIRECTOR
/s/ SAMUEL ZELL*                          /s/ F. PHILIP HANDY*
--------------------------------------    --------------------------------------
Samuel Zell                               F. Philip Handy
CHAIRMAN OF THE BOARD AND DIRECTOR        DIRECTOR
/s/ SHELI Z. ROSENBERG*                   /s/ MARC LASRY*
--------------------------------------    --------------------------------------
Sheli Z. Rosenberg                        Marc Lasry
VICE CHAIRMAN AND DIRECTOR                DIRECTOR
/s/ JOHN W. ALEXANDER*                    /s/ MAGGIE WILDEROTTER*
--------------------------------------    --------------------------------------
John W. Alexander                         Maggie Wilderotter
DIRECTOR                                  DIRECTOR
/s/ PETER C. B. BYNOE*
--------------------------------------
PETER C. B. BYNOE
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR COMMUNICATIONS COMPANY

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     ASSISTANT SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS                        /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT                                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                BROADCAST FINANCE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                CINE FILMS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                CINE GUARANTORS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                CINE GUARANTORS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                CINE GUARANTORS II, LTD.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                CINE MOBILE SYSTEMS INT'L. N.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                CINE MOVIL S.A. DE C.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                CITICASTERS CO.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                GACC-N26LB, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                GREAT AMERICAN MERCHANDISING GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                GREAT AMERICAN TELEVISION PRODUCTIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                INMOBILIARIA RADIAL, S.A. DE C.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING CORPORATION

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF ATLANTA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF CHARLESTON, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF COLORADO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF DENVER, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF FLORIDA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF KANSAS CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF LAS VEGAS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF LAS VEGAS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF LOUISVILLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF LOUISVILLE II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF SALT LAKE CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF SALT LAKE CITY II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF SAN DIEGO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF SARASOTA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF ST. LOUIS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF TAMPA BAY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF TOLEDO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR BROADCASTING OF YOUNGSTOWN, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR CABLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF CHARLESTON, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF KANSAS CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF LAS VEGAS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF LAS VEGAS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF LOUISVILLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF LOUISVILLE II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF SALT LAKE CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR LICENSEE OF SALT LAKE CITY II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JACOR/PREMIERE HOLDING, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                JBSL, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                LOCATION PRODUCTIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                LOCATION PRODUCTIONS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                MULTIVERSE ACQUISITION CORP.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND CHIEF FINANCIAL OFFICER

/s/ JON M. BERRY
------------------------------------
Jon M. Berry
DIRECTOR

*BY: /S/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NOBLE BROADCAST CENTER, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NOBLE BROADCAST GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NOBLE BROADCAST HOLDINGS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NOBLE BROADCAST LICENSES, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NOBLE BROADCAST OF SAN DIEGO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NOBRO, S.C.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NOVA MARKETING GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                NSN NETWORK SERVICES, LTD.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                PREMIERE RADIO NETWORKS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND
                                          CHIEF FINANCIAL OFFICER

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                RADIO-ACTIVE MEDIA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                SPORTS RADIO BROADCASTING, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                SPORTS RADIO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                THE SY FISCHER COMPANY AGENCY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                VTTV PRODUCTIONS

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 3rd day of February, 1998.

                                WHOK, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on February 3, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
      5.1  Opinion of Graydon, Head & Ritchey.
     23.1  Consent of Coopers & Lybrand L.L.P.
     23.2  Consent of Ernst & Young LLP.
     23.3  Consent of William T. Ogden, Inc.
     23.4  Consent of KPMG Peat Marwick.
     23.5  Consent of Graydon, Head & Ritchey (included in opinion of counsel filed as Exhibit 5.1).
     24.1  Powers of Attorney of directors and officers signing this Registration Statement are part of the
           Signature Pages to the Omnibus Shelf Registration Statement.